UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

GUITAR CENTER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5795 Lindero Canyon Road Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

Plan Amendments. On February 21, 2007, the Compensation Committee of the Board of Directors of Guitar Center, Inc. (the “Compensation Committee”) approved amendments to the Guitar Center, Inc. 2005 Long Term Incentive Plan and the Guitar Center, Inc. 2006 Long Term Incentive Plan to remove the requirement that all options granted under those plans be incentive stock options to the maximum extent permissible by applicable law. The summary provided above is qualified by the full text of the amendments which have been filed as exhibits to this Current Report on Form 8-K.

Adjustment of Base Salary of Named Executive Officers. On February 21, 2007, the Compensation Committee approved an increase in the base salary of Marty Albertson, our Chief Executive Officer, from $735,000 per annum to $771,750 per annum, effective from January 1, 2007. On February 21, 2007, the base salary of Kenny O'Brien, the Chief Executive Officer of our Music & Arts division, was increased from $360,500 per annum to $371,315 per annum, effective January 1, 2007, and the base salary of Leland P. Smith, our Executive Vice President and General Counsel, was increased from $295,000 to $310,000 effective from December 1, 2006.

Bonuses. On February 21, 2007, the Compensation Committee approved bonus compensation for executive officers as follows: Marty Albertson ($220,500), Erick Mason ($68,000), Robert Eastman ($130,518), Lee Smith ($44,250) and David Robson ($25,160). The award to Mr. Albertson was made in accordance with our Senior Executive Performance Bonus Plan as previously approved by the company’s stockholders. The other bonus awards are discretionary awards in accordance with the company’s annual short-term incentive programs administered by the Compensation Committee. Bruce Ross, our former Chief Financial Officer, also received a bonus of $270,000 in connection with the terms of the Transition Agreement he entered into with the company during 2006.

Item 9.01.      Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Amendment to the Guitar Center, Inc. 2005 Long Term Incentive Plan

10.2	Amendment to the Guitar Center, Inc. 2006 Long Term Incentive Plan

* * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: February 26, 2007
	By:	/s/ Leland P. Smith
Leland P. Smith, Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Guitar Center, Inc. 2005 Long Term Incentive Plan

10.2	Amendment to the Guitar Center, Inc. 2006 Long Term Incentive Plan